================================================================================



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                              --------------
                                 FORM 8-K



                              CURRENT REPORT




    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 28, 1998



                      GENESIS HEALTH VENTURES, INC.
          (Exact name of Registrant as specified in its charter)


PENNSYLVANIA                             1-11666                       06-1132947
(State or other jurisdiction of     (Commission file number)       (I.R.S. Employer
incorporation or organization)                               Identification Number)


                             101 East State Street
                      KENNETT SQUARE, PENNSYLVANIA 19348
         (Address, including zip code, of Principal Executive Offices)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 444-6350
================================================================================

Item 2.  Acquisition or Disposition of Assets.

          On August 28, 1998, Genesis Health Ventures, Inc. ("Genesis") and its wholly-owned subsidiary V Acquisition Corporation ("Newco") consummated an Agreement and Plan of Merger (the "Merger Agreement") with Vitalink Pharmacy Services, Inc. ("Vitalink"). Pursuant to the Merger Agreement, Vitalink merged with and into Newco, with Newco being the surviving corporation (the "Merger"). Each share of Vitalink Common Stock, par value $.01 per share, (the "Vitalink Common Stock") has been converted in the Merger into the right to receive (i)
 .045 shares of Genesis Series G Cumulative Convertible Preferred Stock, par value $.01 per share, ("Genesis Preferred"), (ii) $22.50 in cash, or (iii) a combination of cash and shares of Genesis Preferred (collectively, the "Merger Consideration"). The total consideration paid to stockholders of Vitalink to acquire their shares (including shares which may be issued upon the exercise of outstanding options) was $590.2 million, of which 50% was paid in cash and 50% in Genesis Preferred. As a result of the Merger, Genesis has assumed approximately $87.0 million of indebtedness Vitalink had outstanding. The cash portion of the purchase price was funded through borrowing under Genesis's bank credit facility.

       Vitalink provides pharmacy services to nursing facilities and other institutions. Vitalink services approximately 172,000 beds, operates 57 pharmacies (including four regional infusion pharmacies) in 36 states, and other pharmacy related businesses which, among other things, specialize in pharmaceutical dispensing of individual medications, pharmacy consulting (drug regimen review of potential medication interaction as well as regulatory compliance with medication and administration guidelines), infusion therapy and other ancillary products and services. Manor Care, Inc., a Delaware corporation ("Manor"), owned approximately 50% of the outstanding Vitalink Common Stock. Upon consummation of the Merger, Manor acquired 586,240 shares of Genesis Preferred.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial statements of businesses acquired.

             Vitalink Pharmacy Services, Inc. and Subsidiaries

               Independent Auditors' Report*

               Consolidated Balance Sheets as of May 31, 1998*

               Consolidated Statements of Operations for the years ended May 31, 1997 and 1998*

               Consolidated Statements of Shareholders' Equity for the years ended May 31, 1997 and 1998*

               Consolidated Statements of Cash Flows for the years ended May 31, 1997 and 1998*

                Notes to Consolidated Financial Statements*

         (b) Pro forma financial information.**

             Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended October 1, 1997

             Unaudited Pro Forma Condensed Statements of Operations for the nine months ended June 30, 1998

             Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 1998

         (c) Exhibits.

             The following exhibits are being filed as part of this report:


             Number            Title
             ------            -----
             2.1***            Agreement and Plan of Merger, as
                               amended, dated as of April 26, 1998 by and among Vitalink Pharmacy Services, Inc., V Acquisition
                               Corporation and Genesis Health Ventures, Inc.

             23.1              Consent of Independent Public Accountants


       * Incorporated by reference from Vitalink's Form 10-K filed on August 31, 1998.

       ** To be filed by amendment.

       ***Incorporated by reference from the Company's Form S-4/A Registration Statement (File No. 333-58221).

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENESIS HEALTH VENTURES, INC.

                                    /s/ James V. McKeon
                                    -----------------------------
                                    James V. McKeon
                                    Vice President and
                                    Corporate Controller


Date: September 10, 1998